UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2006 (May 2, 2006)

NYMEX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-30332

DE	13-4098266
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One North End Avenue, World Financial Center, New York , NY 10282-1101

(Address of principal executive offices, including zip code)

(212) 299-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 2, 2006 and on May 4, 2006, the Registrant issued press releases regarding the results of the election of directors at the May 1, 2006 annual meeting of stockholders. The press releases are attached hereto as Exhibits 99.1 to 99.3 and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Press Release dated May 2, 2006.

99.2	Press Release dated May 2, 2006.

99.3	Press Release dated May 4, 2006.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMEX Holdings, Inc.

Date: May 5, 2006	By:	/s/ Richard Kerschner
Richard Kerschner
Senior Vice President, Corporate
Governance and Strategic Initiatives

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Exhibit Index

Exhibit Number	Description
99.1	Press Release dated May 2, 2006.

99.2	Press Release dated May 2, 2006.

99.3	Press Release dated May 4, 2006.

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